                                                          (EXHIBIT NUMBER 10.16)


NUMBER
A6445

AMBAC (R)
- - -----

[OMITTED GRAPHIC]
Graphic of Ambac Inc.
Corporate Seal
1991
Delaware



                                 COMMON STOCK
                                                                       SHARES
                                  AMBAC INC.

[GRAPHIC OMITTED]       INCORPORATED UNDER THE LAWS OF
graphic of the               THE STATE OF DELAWARE
Statue of Liberty
in foreground;        SEE REVERSE FOR CERTAIN DEFINITIONS
planet earth in                                                       SEE LEGEND
background                     CUSIP 023139 10 8                      ON REVERSE



THIS IS TO CERTIFY THAT





IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

AMBAC INC., transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

Countersigned and Registered:
  CITIBANK, N.A.
    Transfer Agent and Registrar

By
      Authorized Signatory


                            /s/ Richard B. Gross           /s/ P. Lassiter
                           Senior Vice President     Chairman of the Board and
                                   and Secretary       Chief Executive Officer

                                  AMBAC INC.

    The Corporation will furnish without charge to any stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class and series of stock which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation or to the Transfer Agent named on the face hereof.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they where written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT -- .....Custodian.....
TEN ENT -- as tenants by the entireties                      (Cust)      (Minor)
JT TEN  -- as joint tenants with right                    under Uniforn Gifts to
           of survivorship and not as                     Minors Act ...........
           tenants in common                                           (State)
    Additional abbreviations may also be used though not in the above list.


For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE




- - --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

- - ----------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

        (SIGN HERE) _______________________________________________
         NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITH ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between AMBAC Inc. (the "Company") and the Rights Agent thereunder (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.